Schedule 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

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Filed by a party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 24 0.14a-12

RLI CORP.
...................................................................................................................................................................................

(Name of Registrant as Specified In Its Charter)

...................................................................................................................................................................................

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Your Vote Counts! RLI CORP. 2022 Annual Meeting Vote by May 04,2022 11:59 PM ET. For shares held in a Plan,vote by May 03, 2022 11:59 PM ET. RLI DIFFERENT WORKS  RLI CORP. 9025 NORTH LINDBERGH DRIVE PEORIA, IL 61615 You invested in RLI CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 05, 2022. Get informed before you vote View the Notice & Proxy Statement, Annual Report, 10K Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21 2022 If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com  (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com if sending an email, please include your control number ( indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually a the Meeting May 05, 2022 9:00 AM CDT Virtually at www.virtualshareholdermeeting.com/rli2022

Vote at www ProxyVote.com THIS IS NOT A VOATBLE BALLOT This is an overview of proposals being presented at the upcoming shareholder meeting please follow the instructions on the reverse side to vote these important matters Voting Items Bord Recommends 1. Election of Directors Nominees: 01) Kaj Ahlmann 02) Michael E.Angeline 03) John T. Baily 04) Calvin G. Butler, Jr. 05) David B. Duclos 06) Susan S. Fleming 07) Jordan W. Graham 08) Craig W. Kliethermes 09) Jonathan E. Michael 10) Robert P. Restrepo, Jr. 11)Debbie S. Roberts 12) Michael J. Stone For 2. Non Binding, Advisory vote to Approve the Compensation of the Company’s Named Executive Officers (the “Say-on-Pay” vote). For 3. Noe-Binding, Advisory Vote Regarding Frequency of Advisory Vote on Executive compensation (the “Say-When-on-Pay” vote). 1Year 4. Ratification of the Selection of Independent Registered Public Accounting Firm. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on wwww.ProxyVote.com, be sure to click “Sign up for E-delivery”.

0000546320_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on 10K Wrap are available at www.proxyvote.com THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF RLI CORP. The undersigned hereby appoints Michael E. Angelina and Jordan W. Graham, as Proxies, each with the power to appoint his substitute, and hereby authorizes them, or either one of them, to represent and to vote, as indicated on the other side of this form or as indicated by phone or Internet, the shares of Common Stock of RLI Corp. held of record by the undersigned on March 7, 2022, at the RLI Corp. Annual Meeting of Shareholders to be held on May 5, 2022 or any adjournments thereof. If no vote is provided, the Proxies shall vote (a) for each of the director nominees listed on the reverse side of this form, (b) for Proposals 2 and 4, (c) one year for Proposal 3, and in their discretion, upon such other business as may properly come before the meeting. (Continued and to be signed and dated on the reverse side.)

0000546321_2 R1.0.0.24 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on 10K Wrap are available at www.proxyvote.com Confidential Voting Instructions THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEE OF RLI CORP. EMPLOYEE STOCK OWNERSHIP PLAN By signing on the reverse side or by voting by phone or Internet, you direct the Trustee of the RLI Corp. Employee Stock Ownership Plan (ESOP) to vote (in person or by proxy), as provided, the number of shares of RLI Corp. Common Stock credited to this account as of March 7, 2022 under the RLI Corp ESOP, at the RLI Corp. Annual Meeting of Shareholders to be held on May 5, 2022 or any adjournments thereof. If no vote is provided, the Trustee shall vote (a) for each of the director nominees listed, (b) for Proposals 2 and 4, and (c) one year for Proposal 3, and in their discretion, all on a pro rata basis with all shares of Common Stock held in the RLI Corp. ESOP (based upon the vote of all other participants who provide voting instructions unless contrary to applicable law), and, in its discretion, upon such other business as may properly come before the meeting. These confidential voting instructions will be seen only by our tabulator, Broadridge Financial Solutions. (Continued and to be signed and dated on the reverse side.)